UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MAYFLOWER BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[MAYFLOWER BANCORP, INC. LETTERHEAD]

July 23, 2010

ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholder:

It is our pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mayflower Bancorp, Inc. (the “Company”) to be held at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts, on Tuesday, August 24, 2010 at 10:00 a.m., Eastern time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of Parent, McLaughlin & Nangle, our independent registered public accounting firm, will be present to respond to any questions our stockholders may have.

Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of your Board of Directors, your continued interest and support of Mayflower Bancorp, Inc. are sincerely appreciated.

Sincerely,

/s/ Edward M. Pratt

EDWARD M. PRATT
President and Chief Executive Officer

MAYFLOWER BANCORP, INC.

30 South Main Street

Middleboro, Massachusetts 02346

(508) 947-4343

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Tuesday, August 24, 2010

PLACE	The Fireside Grille
30 Bedford Street
Middleboro, Massachusetts

ITEMS OF BUSINESS	(1) The election of four directors to serve for a term of three years;

(2) The approval of the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan;

(3) The ratification of the appointment of Parent, McLaughlin & Nangle as the independent registered public accounting firm for the fiscal year ending April 30, 2011;

(4) Such other business as may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on July 13, 2010.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy or and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.mayflowerbank.com/2010AnnualMeetingMaterials/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maria Vafiades

MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts

July 23, 2010

MAYFLOWER BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Mayflower Bancorp, Inc. (“Mayflower Bancorp” or the “Company”) for the 2010 annual meeting of stockholders and for any adjournment or postponement of the meeting. Mayflower Bancorp is the holding company for Mayflower Co-operative Bank (the “Bank”).

We are holding the 2010 annual meeting at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts on Tuesday, August 24, 2010, at 10:00 a.m., Eastern time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 23, 2010.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on August 24, 2010.

The Proxy Statement, Proxy Card and Annual Report to Stockholders are available on the Internet at http://www.mayflowerbank.com/2010AnnualMeetingMaterials/.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Mayflower Bancorp common stock that you owned as of July 13, 2010. As of the close of business on July 13, 2010 (the “Record Date”), a total of 2,085,437 shares of Mayflower Bancorp common stock, par value $1.00 per share, were outstanding. The Company does not have any other class of equity security outstanding on the Record Date.

Ownership of Shares; Attending the Meeting

You may own shares of Mayflower Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a proxy card or voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Mayflower Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect four directors, each to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to approve the Company’s 2010 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the ratification of the appointment of Parent, McLaughlin & Nangle as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Parent, McLaughlin & Nangle as our independent registered public accounting firm for the year ending April 30, 2011, the affirmative vote of a majority of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the proposals to approve the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan and to ratify the appointment of Parent, McLaughlin & Nangle as the Company’s independent registered public accounting firm for the year ending April 30, 2011, abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy

The Board of Directors of Mayflower Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Mayflower Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Mayflower Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” each of the four nominees for director, “FOR” the approval of the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan and “FOR” the ratification of the appointment of Parent, McLaughlin & Nangle as the Company’s independent registered public accounting firm for the year ending April 30, 2011.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Mayflower Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date, provided that the new meeting occurs within 120 days of the annual meeting and you have not revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors is currently composed of 11 members. The Board of Directors has determined that all of its directors and the individual nominated for election as a director who is not currently a director meet the definition of an “independent director” set forth in NASDAQ Rule 5605(a)(2), except for Edward M. Pratt who is the President and Chief Executive Officer of the Company and the Bank. In assessing the independence of directors, the Board of Directors considered the business relationships between the Company and its directors or their affiliated businesses, other than ordinary banking relationships. Where business relationships other than ordinary banking relationships existed, the Board determined that none of the relationships between the Company and their affiliated businesses impair the directors’ independence because the amounts involved are immaterial to the directors or to those businesses when compared to their annual income or gross revenues. The business relationship between the Company and its directors or the directors’ affiliated companies that was considered by the Board of Directors was Mr. Callan’s role as an attorney who provides legal services to the Company and the Bank.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board of Directors does not believe that mandating a particular structure, such as creating a position for a Chairman of the Board or lead director separate from the Chief Executive Officer, is necessary to achieve effective oversight. Accordingly, the Board of Directors does not have a Chairman of the Board or a lead director. The Chief Executive Officer sets the agenda for the Board meetings and leads the meetings. The Board of Directors of the Company is currently comprised of 11 directors, 10 of whom are independent directors under the listing standards of The Nasdaq Stock Market. The Chief Executive Officer has no greater nor lesser vote on matters considered by the Board of Directors than any other director, and the Chief Executive Officer does not vote on any related party transaction. All directors of the Company, including the Chief Executive Officer, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Creating a separate position for a Chairman of the Board or lead director would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board of Directors, the Audit, Nominating and Compensation Committees of the Board of Directors are entirely comprised of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company—including the Chief Executive Officer—and reports to the full Board of Directors. The Audit Committee oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In addition, the Audit Committee is specially entrusted by law to fully review and make recommendations to the full Board of Directors on related party transactions and possible conflicts of interest, if any. Furthermore, as a regulated entity, all related party transactions are closely scrutinized by federal and state government agencies that regularly examine the Company and the Bank, which is the Company’s principal operating subsidiary. In the opinion of the Board of Directors, creating a position for a Chairman of the Board or a lead director would not add any value to this already effective process.

The Board of Directors believes that the interests of the Company and its stockholders are best served at this time by its current egalitarian structure. The Board of Directors believes that success is promoted by active and independent directors and loyal and hard-working executives who act consistently with a strong set of corporate governance ethics, rather than a particular Board structure. The Board of Directors believes that it needs to retain the ability to balance board structure with the flexibility to determine board leadership.

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board of Directors meets regularly with management to discuss strategy and the risks facing the Company. Senior management participates in Board of Director meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. The independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board and Committee Meetings

The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the year ended April 30, 2010, the Board of Directors of the Company met five times. No directors attended fewer than 75% of the total number of meetings of the Company’s Board of Directors and committee meetings for committees on which the director served during this period.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of April 30, 2010. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market. Each of the committees acts under a written charter adopted by the Board of Directors.

Director	Audit Committee	Compensation Committee	Nominating Committee
Edward M. Pratt
E. Bradford Buttner		X
Paul R. Callan
Charles N. Decas		X	X
M. Sandra Fleet	X
William H. Fuller			X
William C. MacLeod		X
Diane A. Maddigan	X
Joseph B. Monteiro	X*
David R. Smith, Jr.		X
Geoffrey T. Stewart	X		X
Number of Meetings in 2010	12	2	3

*	Denotes Chairman

Audit Committee. The Company has a separately designated Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has determined that each of Directors Diane Maddigan and Geoffrey Stewart qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K under the Exchange Act. Each of Directors Maddigan and Stewart is independent, as independence for audit committee members is defined under applicable Nasdaq listing standings. The Audit Committee has adopted a written charter, a copy of which is filed as Appendix A to this proxy statement.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee. The Board of Directors has adopted a written charter for its Compensation Committee, a copy of which was attached as Appendix A to the proxy statement for the Company’s 2008 annual meeting of stockholders.

Nominating Committee. The Company’s Nominating Committee assists the Board of Directors in (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating Committee Procedures” below. The Board of Directors has adopted a written charter for its Nominating Committee, which is filed as Appendix B to this proxy statement.

Nominating Committee Procedures

In its deliberations, the Nominating Committee considers a candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Company’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. Further, when identifying nominees to serve as director, the Nominating Committee seeks to create a Board of Directors that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. The Board of Directors will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. The Nominating Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors and the need for audit committee expertise.

In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits its then current directors for the names of potential qualified candidates. The Nominating Committee may also ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Bank.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Company that are beneficially owned by the stockholder making the recommendation and the recommended candidate, and (iii) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Nominating Committee. In order to be considered by the Nominating Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by the May 1st preceding the annual meeting. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

Board Policies Regarding Communication with the Board of Directors and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

All of the directors attended the Bank’s 2009 annual meeting of stockholders. The Company encourages all of its Directors to attend the annual meeting of stockholders, although the Company does not have a formal policy regarding Board member attendance at such meetings.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by U.S. Auditing Standards No. 380 (The Auditor’s Communication with those Charged with Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent registered public accounting firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2010 for filing with the Securities and Exchange Commission. The Audit Committee has approved the selection of the Company’s independent registered public accounting firm.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

MAYFLOWER BANCORP, INC.

Geoffrey T. Stewart

Joseph B. Monteiro

Diane A. Maddigan

M. Sandra Fleet

AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by the Company’s independent registered public accounting firm, Parent, McLaughlin & Nangle, for the audit of Bank’s annual consolidated financial statements for the fiscal year ended April 30, 2010 and the Company’s annual consolidated financial statements for the fiscal year ended April 30, 2009 and fees billed for other services rendered by Parent, McLaughlin & Nangle during those periods.

	Year Ended April 30,
	2010	2009
Audit fees (1)	$82,915	$82,528
Audit related fees (2)	—	—
Tax fees (3)	11,500	11,500
All other fees	—	—

Total	$94,415	$94,028

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Company’s and the Bank’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q.
(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s and the Bank’s respective consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the fiscal year ended April 30, 2010, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of July 13, 2010, about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding shares of common stock, by each of the Company’s directors, by the nominee for director, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation,” and by all directors and executive officers as a group. All directors and executive officers of the Company have the Company’s address.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
Persons Owning Greater Than 5%:
The Banc Funds Company, L.L.C. 200 North Wacker Drive Suite 3300 Chicago, Illinois 60606	134,335(2)	6.44

Directors:
Edward M. Pratt	30,568(3)	1.46
E. Bradford Buttner	23,430(4)	1.12
Paul R. Callan	2,872(4)	.14
Charles N. Decas	19,072(4)	.91
M. Sandra Fleet	11,781(4)	.56
William H. Fuller	10,900.52
William C. MacLeod	27,790(4)	1.33
Diane A. Maddigan	5,819(4)	.28
Joseph B. Monteiro	4,704(4)	.23
David R. Smith	21,000(4)	1.01
Geoffrey T. Stewart	15,349(4)	.74

Director Nominee:
Edward J. Medeiros	7,116.34

Named Executive Officers:
John J. Biggio	7,850(5)	.38
Maria Vafiades	13,312(5)	.64

All Executive Officers and Directors as a Group (15 persons)	204,653(6)	9.72

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Mayflower Bancorp common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares and includes all shares of common stock held directly as well as held indirectly through a trust or corporation, by spouses, or as custodian or trustee for minor children and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, shared voting and investment power.
(2)	Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 11, 2010. The amount shown consists of 58,000 shares owned by Banc Fund VI L.P., 73,835 shares owned by Banc Fund VII L.P. and 2,500 shares owned by Banc Fund VIII L.P. The Banc Funds Company, L.L.C. is the general partner of MidBanc VI L.P., MidBanc VII L.P., and MidBanc VIII L.P., which are the general partners of Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P., respectively. The principal shareholder of The Banc Funds Company, L.L.P. is Charles J. Moore. Mr. Moore is the manager of Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P. and has voting control and investment power over the shares of common stock owned by Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P.
(3)	Includes 2,900 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 13, 2010.

(4)	Includes 1,000 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 13, 2010.
(5)	Includes 2,850 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 13, 2010.
(6)	Includes 20,450 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 13, 2010.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

Item 1 – Election of Directors

The Company’s Articles of Organization and Bylaws provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Four directors will be elected at the Annual Meeting to serve for a three-year term or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated four individuals for election as directors to serve for three-year terms, E. Bradford Buttner, Diane A. Maddigan and David R. Smith, each of whom are currently members of the Board, and Edward J. Medeiros, who has been nominated to fill the vacancy caused by the retirement of Director William C. MacLeod, which will be effective at the annual meeting.

The Board of Directors recommends that stockholders vote “FOR” its nominees for director.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above-named nominees with the terms as set forth above. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

E. Bradford Buttner is currently employed as Senior Vice President-Investments by Janney Montgomery Scott LLC. From 2002 to 2008, Mr. Buttner was employed by Moors & Cabot, Inc. as Senior Vice President-Investments. Age 63. Director since 1985.

Mr. Buttner is an experienced investment advisory professional. That knowledge and expertise, combined with his extensive knowledge of and dealings in one of the Bank’s primary markets, serve to add additional value to the Board.

Diane A. Maddigan has been a partner in Maddigan Tax Service since 1981 and is an enrolled agent with the Internal Revenue Service. Age 55. Director since 1999.

Ms. Maddigan’s professional experience accords the Board additional value in light of her position on the Company’s Audit Committee. Additionally, Ms. Maddigan’s extensive involvement with non-profit entities located in the Bank’s market and her experience as a municipal assessor provide a unique range of contacts and perspective accruing to the Bank’s advantage.

Edward J. Medeiros has been the owner of EJM Enterprises, a real estate development and property management company in Middleboro, Massachusetts, since 1985. Since 1972 he has been the owner of Ed’s Floor Covering, a Middleboro-based commercial and residential floor covering business. He also serves as a Commissioner and the Treasurer of the Middleboro Housing Authority, and is an active member of numerous civic and nonprofit boards and entities. Age 55.

Mr. Medeiros’ background will provide the Board of Directors with critical experience regarding various industries which the Bank serves. Additionally, his civic involvement and extensive knowledge of real estate matters will prove essential to the business of the Company and the Bank. Mr. Medeiros was recommended to the Nominating Committee as a potential nominee by the Company’s Chief Executive Officer.

David R. Smith served as President of Lawrence Ready Mixed Concrete Corp. prior to his retirement in 1983. Mr. Smith formerly served as a director of Merchants Bank and Trust Co. and Falmouth Bank and Trust Co. of Cape Cod. Age 76. Director since 1995.

Mr. Smith’s prior experience in the construction industry and substantial, small company management background afford the Board valuable insight regarding the business of the Bank and the opportunities which are presented to it.

Directors Continuing in Office

The following directors have terms ending in 2011:

Paul R. Callan has been an attorney in Middleboro, Massachusetts since 1957. He also is the Bank’s Attorney and serves as one of its conveyancers. Age 77. Director since 1962.

As a former conveyancer for many years and as long-time Bank counsel, Attorney Callan is able to provide the Board with important legal knowledge, historical insight, and legal perspective necessary to assess and address issues before the Company.

M. Sandra Fleet is currently employed by the Tremont Rehabilitation & Skilled Care Center in Wareham, Massachusetts and serves as the Admissions and Marketing Representative. Ms. Fleet previously worked for the Lantz Law Firm in Dartmouth, Massachusetts as Client Relations Manager. Age 65. Director since 2001.

Ms. Fleet’s extensive experience in the field of human resources and her involvement in business and civic organizations in one of the Company’s major markets affords the Company valuable insight and perspective regarding the business and operations of the Company and the Bank.

William H. Fuller is a self-employed registered financial advisor as well as founder and President of The Bartending Service of New England, LLC and the President of the Central Cafe, Inc. in Middleboro, Massachusetts. Age 44. Director since 2006.

Mr. Fuller’s background provides the Board of Directors with critical experience in real estate matters, which experience is essential to the business of the Company and the Bank. Additionally, his substantial small company management experience, specifically within the region in which the Company conducts its business, adds additional value to the Board.

The following directors have terms ending in 2012:

Charles N. Decas is retired. He served as Clerk Magistrate of the Falmouth District Court from 1995 to 2000. Age 72. Director since 1981.

Mr. Decas’ career offers the Board of Directors substantial small company management experience and industry-specific knowledge which benefits the Company as a function of his tenure on the Bank’s Security Committee. In addition, in light of his community contacts and involvement, he demonstrates a strong commitment to the Company’s local community.

Joseph B. Monteiro is retired. He was Postmaster/Manager of the Cape Cod Mail Processing and Distribution Center in Buzzards Bay, Massachusetts until 1988 when he retired. Age 79. Director since 1982.

Mr. Monteiro’s previous management experience and extensive knowledge of the Company and Bank’s business and operations affords the Board valuable insight regarding its results and operations.

Edward M. Pratt has been employed with the Bank since 1977 and served as Vice President and Senior Loan Officer of the Bank from 1988 to 1994. In May 1994, he was appointed President and Chief Executive Officer, succeeding William C. MacLeod. Age 56. Director since 1994.

Mr. Pratt’s extensive experience in the local banking industry, involvement in business and civic organizations in the communities which the Bank serves, and his involvement in industry-related organizations afford the Board valuable insight regarding the business and operation of the Company and the Bank.

Geoffrey T. Stewart is the Administrator of Newfield House, Inc., a 100 patient long-term health care facility located in Plymouth, Massachusetts. Age 60. Director since 1991.

Mr. Stewart’s experience offers the Board of Directors substantial managerial and financial oversight expertise. In addition, as a function of his extensive involvement in one of the Bank’s principal markets, he demonstrates a strong commitment to the Company’s community and affords it valuable insight regarding its service area.

Item 2 — Approval of the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan

On June 10, 2010, the Company’s Board of Directors adopted, subject to stockholder approval at the annual meeting, the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan (the “2010 Plan”). The 2010 Plan will become effective as of the date of approval by the Company’s stockholders.

The Board of Directors has reserved a total of 156,475 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2010 Plan. Of these shares, the Company may grant up to 104,317 shares in the form of restricted stock. These figures represent 7.5% and 5%, respectively, of the shares of common stock outstanding when the Board of Directors approved the 2010 Plan. Each of the approximately 76 employees and 11 directors of the Company and its affiliates may participate in the 2010 Plan. A summary of the 2010 Plan follows. This summary is qualified in its entirety by the full text of the 2010 Plan, which is attached to this proxy statement as Appendix C.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan.

Summary of the 2010 Plan

Purpose. We believe the 2010 Plan promotes the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. Our prior equity incentive plan was approved by shareholders in 1999. Accordingly, we currently do not have a plan pursuant to which we can grant equity awards as a form of compensation.

Permissible Awards. The 2010 Plan authorizes awards in either of the following forms:

•	options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock grants, which may be subject to restrictions on transferability and forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2010 Plan, the 2010 Plan reserves a total of 156,475 shares of common stock for issuance pursuant to awards granted under the 2010 Plan, of which up to 104,317 shares may be granted in the form of restricted stock awards. All shares reserved may be granted in the form of stock options. The closing sale price for the Company’s Common Stock on July 13, 2010, as reported on the Nasdaq Capital Market, was $7.95 per share.

Limitations on Awards. We may grant stock options for a maximum of 15,000 shares of common stock under the 2010 Plan to any one person during any one calendar year.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Code, stockholders must approve the material provision of the plan regarding performance goals under which the awards will vest. The 2010 Plan contains all of these features and will enable awards under the 2010 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Code, if we so desire.

Administration. We expect a committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2010 Plan. However, at times, the Board of Directors may administer the 2010 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2010 Plan; and make all other decisions and determinations necessary under the 2010 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2010 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2010 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2010 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2010 Plan will be adjusted proportionately and the Committee will adjust the 2010 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2010 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such grants are subject to the discretion of the Committee.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth certain information as of April 30, 2010, with respect to the Company’s equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	32,450	$12.40	—

Equity compensation plans not approved by security holders	—	—	—

Total	32,450	$12.40	—

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2010 Plan. Shareholders must approve amendments to the 2010 Plan that will materially increase the number of shares of stock issuable under the 2010 Plan, expand the types of awards provided under the 2010 Plan, materially expand the class of participants eligible to participate in the 2010 Plan, materially extend the term of the 2010 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2010 Plan may adversely affect any award previously granted under the 2010 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “— Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2010 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2010 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Item 3 — Ratification of the Independent Registered Public Accountants

The Audit Committee of the Board of Directors has appointed Parent McLaughlin & Nangle to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to ratification by shareholders. A representative of Parent McLaughlin & Nangle is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Parent McLaughlin & Nangle as the Company’s independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the individual who served as the principal executive officer of the Company for the 2010 fiscal year and for the two other most highly compensated executive officers of the Company who were serving as executive officers on April 30, 2009 and whose total compensation for the 2010 fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	All Other Compensation ($) (2)	Total ($)
Edward M. Pratt President and Chief Executive Officer	2010 2009	$249,385 214,039	$15,000 —	$30,358 25,163	$294,743 239,202

John J. Biggio Vice President and Senior Lending Officer	2010 2009	146,379 142,596	10,000 4,500	15,642 13,671	172,021 158,767

Maria Vafiades Chief Financial and Accounting Officer	2010 2009	129,698 126,252	7,500 4,050	13,827 12,160	151,025 140,462

(1)	Includes $4,000 for Mr. Pratt and $2,000 each for Mr. Biggio and Ms. Vafiades under the Bank’s deferred compensation plan. Mr. Pratt elected to receive such sum in cash, and Mr. Biggio and Ms. Vafiades elected to defer the receipt of such amounts.
(2)	Details of the amounts reported in the “All Other Compensation” column for 2010 are provided in the table below:

	Mr. Pratt	Mr. Biggio	Ms. Vafiades
Car allowance	$5,273	$—	$—
Employer contribution to 401(k) Plan	12,069	7,219	6,285
Paid life and disability insurance	1,984	1,825	1,706
Employer contribution to Bank’s pension retirement plan	11,031	6,598	5,836

Employment Agreements. The Bank maintains employment agreements with Edward M. Pratt, President and Chief Executive Officer, John J. Biggio, Vice President and Senior Loan Officer and Maria Vafiades, Chief Financial and Accounting Officer (collectively, the “Executives”). The Company acts as guarantor of the Bank’s obligations to the Executives under the agreements. Each of the agreements was amended and restated on December 31, 2008 to comply with Section 409A of the Internal Revenue Code and the regulations thereunder.

Each agreement provides for annual renewal for an additional one-year period beyond the then-effective expiration date, upon an affirmative determination by the Board of Directors that the Executive’s performance has met the required performance standards and that the employment agreement should therefore be extended. Each agreement also provides for annual salary review by the Board of Directors, as well as inclusion in any discretionary bonus plans, customary fringe benefits, vacation and sick leave and disability payments of the Bank. Mr. Pratt’s agreement provides for base compensation of $260,000 and for a term of three years to expire in July 2013. The agreements with Mr. Biggio and Ms. Vafiades each have a term of two years to expire in September 2011. These agreements also provide for base compensation of $146,900 and $130,000 for Mr. Biggio and Ms. Vafiades, respectively.

The Executives each may terminate their respective agreements upon 60 days’ notice to the Bank, in which case they will receive compensation through their termination date. Each agreement also terminates upon death, and is terminable by the Bank for “just cause,” as defined in the agreement. If the Bank terminates the Executive’s employment without just cause, the Executive is entitled to a continuation of his or her salary for the remaining term of his or her agreement and for an additional 12-month period, with the payment capped at three years’ salary in the case of Mr. Pratt and two years’ salary in the cases of Mr. Biggio and Ms. Vafiades. The Bank will also pay to the Executive the cost of obtaining all health, life, disability and other benefits which the Executive would have been eligible to participate in through the term of the agreement.

Each of the employment agreements provides that in the event of the Executive’s involuntary termination of employment in connection with, or within one year after, any “change in control” of the Bank, other than for just cause, the Executive will be paid an amount specified in the applicable employment agreement within 10 days of such termination. In Mr. Pratt’s case, the amount is the difference between (i) 2.99 times his “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. For Mr. Biggio and Ms. Vafiades, the amount is two times the Executive’s base salary as in effect from time to time; provided, however, that in no event shall any such payment be made if it would result in such payment being classified as an “excess parachute payment” as defined under Section 280G of the Internal Revenue Code, and if such payment, if made, would be considered as an “excess parachute payment” then the payment will be reduced by such amount as required so that the total value of payments made to the Executive shall not be considered as an “excess parachute payment.” The term “change in control” means the first to occur of any of the following: (i) the Company or the Bank merges into or consolidates with another corporation, or merges another corporation into the Company or the Bank, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation; (ii) there is filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule disclosed that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities; (iii) the Company or the Bank sells to a third party all or substantially all of its assets; or (iv) during any consecutive two-year period, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of such period cease to constitute a majority of the Company’s or the Bank’s Board of Directors, provided that each director who is first elected by the Board of Directors by a vote of at least two-thirds vote of the directors who were directors at the beginning of the two-year period is deemed to have been a director at the beginning of such period.

Each of the employment agreements also provides for a similar payment to be made to the respective Executive in the event of his or her voluntary termination of employment within either 30 days after a change of control for any reason or within one year after a change in control following the occurrence of certain specified events, including an assignment of duties and responsibilities other than those normally associated with such Executive’s executive position, a diminishment of his or her authority or responsibilities, failure to maintain benefit plans providing at least a comparable level of benefits to those presently afforded, failure to reelect him or her to the Bank’s Board of Directors (if serving on the Board on the date of the change in control), and requiring the Executive to move his or her personal residence or perform his or her principal executive functions outside a 35-mile radius of Middleboro, Massachusetts.

Deferred Compensation Plan. The Bank maintains a deferred compensation plan for the benefit of directors and select executive officers. Under the deferred compensation plan, participants may elect to receive in cash, or defer the receipt of, certain amounts credited to participants under the plan. The amounts credited are $4,000 annually for each director, including the Company’s Chief Executive Officer, and $2,000 annually for each participating executive officer. Such amounts are credited to accounts maintained by the Bank for the benefit of directors and participating executive officers and earn interest at a rate equal to 25% to 75% of the Bank’s return on average equity, determined in accordance with generally accepted accounting principles, for the most recently completed fiscal year. Currently, the percentage utilized is 75%. Each participant is 100% vested in the portion of his or her account that is attributable to deferrals. Distributions of vested balances are paid to participants in cash either in a lump sum or in installments, depending on the participant’s election, following termination of employment for any reason other than just cause. In the event a deferred compensation plan participant’s employment is terminated for just cause, the portion of the participant’s account attributable to the credited amounts described above is forfeited. In the event of and immediately upon a change in control, the Bank shall make a payment in cash to each participant in an amount equal to 140% of the amount credited to each participant’s account on the date of payment, and upon receipt of such payment, the participant has no further interest in the deferred compensation plan. Benefits accumulated under the plan constitute an unfunded, unsecured promise by the Bank to provide such payments in the future, as and to the extent such benefits become payable, and are paid from the general assets of the Bank. In the event of a dispute between a participant and the Bank as to the terms or interpretation of the deferred compensation plan, the participant shall be reimbursed for all costs and expenses, including reasonable attorneys’ fees, arising from such dispute, provided that the participant obtains a final judgment or settlement of the dispute substantially in his or her favor.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options for each of the Named Executive Officers outstanding as of April 30, 2010. The Company had no unvested stock awards at April 30, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward M. Pratt	2,900	—	$14.00	12/08/2015
John J. Biggio	2,850	—	$14.00	12/08/2015
Maria Vafiades	2,850	—	$14.00	12/08/2015

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2010 fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
E. Bradford Buttner	$20,025	$—	$20,025
Paul R. Callan	18,650	—	49,315
Charles N. Decas	26,450	—	26,450
M. Sandra Fleet	22,850	—	22,850
William H. Fuller	27,375	—	27,375
William C. MacLeod	19,800	—	19,800
Diane A. Maddigan	22,925	—	22,925
Joseph P. Monteiro	23,450	—	23,450
David R. Smith	29,850	—	29,850
Geoffrey T. Stewart	20,975	—	20,975

(1)	Includes $4,000 for each director under the Bank’s deferred compensation plan. Directors Callan, Monteiro and Smith elected to receive such sum in cash, while the remaining directors elected to defer the receipt of such amounts.
(2)	As of April 30, 2010, the Company’s directors had options to purchase shares of common stock as follows: Mr. Buttner — 1,000 options; Mr. Callan — 1,000 options; Mr. Decas — 1,000 options; Ms. Fleet — 1,000 options; Mr. Fuller — no options; Mr. MacLeod — 1,000 options; Ms. Maddigan — 1,000 options; Mr. Monteiro — 1,000 options; Mr. Smith — 1,000 options; and Mr. Stewart — 1,000 options.

During the year ended April 30, 2010, directors of the Company, with the exception of the Chief Executive Officer, were each paid a fee of $550 per Board meeting attended. Directors also were paid an annual retainer of $7,500. Effective May 1, 2010 the fee per Board meeting attended was increased to $600, and the annual retainer was increased to $8,000. Members of the Audit Committee, except for the Chairman who receives a fee of $400 per meeting attended, are each paid a fee of $300 per Audit Committee meeting attended. Members of the Security Committee, with the exception of the Chief Executive Officer, are each paid a fee of $350 per Security Committee meeting attended. Members of the Executive Committee, with the exception of the Chief Executive Officer, and members of the Nominating Committee are each paid a fee of $225 per committee meeting attended.

Directors and certain executive officers of the Bank also receive $4,000 per annum (except, executive officers who are not directors receive $2,000) pursuant to the Bank’s Deferred Compensation Plan, the payment of which may be deferred at the participant’s direction until the Director or officer is no longer affiliated with the Company or the Bank. Amounts deferred earn interest at a rate equal to 75% of the Company’s return on equity for the most recently completed fiscal year.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to the rules and regulations of the SEC, the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock are required to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and the Company. Based solely on the Company’s review of ownership reports received during fiscal year 2010, or written representations from such reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all Company officers and directors and stockholders owning in excess of 10% of the Common Stock have complied with the required reporting requirements.

Transactions with Related Persons

The Bank does not make loans to its directors, officers or employees other than those which are secured in full by deposit accounts of the Bank. In each such instance, these collateral loans are: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank has loans outstanding to current directors, director nominees, officers and/or employees which were extended prior to their being hired by the Bank and which were: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with person unrelated to the Bank; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

In order to be eligible for inclusion in the proxy materials of the Company for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts no later than March 25, 2011. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Stockholder proposals to be considered at such annual meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Corporate Secretary of the Company at the above address, not less than thirty days nor more than sixty days prior to the date of the annual meeting.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as directed by a majority of the Board of Directors. The cost of the proxy solicitation will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without receiving additional compensation therefor.

The Company’s 2010 Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, accompanies the proxy statement mailed to stockholders of record as of the Record Date. Any stockholder who has Company’s Annual Report not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2010 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF JULY 13, 2010 UPON WRITTEN REQUEST TO MARIA VAFIADES, CORPORATE SECRETARY, MAYFLOWER BANCORP, INC., 30 SOUTH MAIN STREET, P.O. BOX 311, MIDDLEBORO, MASSACHUSETTS 02346.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maria Vafiades

MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts

July 23, 2010

Appendix A

CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

MAYFLOWER BANCORP, INC.

The Board of Directors (the “Board”) of Mayflower Bancorp, Inc. (the “Company”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this Charter to establish the governing principles of the Audit Committee.

I.	Role of the Audit Committee

The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

A. To oversee all material aspects of the Company’s reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

B. To monitor the independence and performance of the Company’s independent accountants; and

C. To provide a means for open communication among the Company’s independent accountants, financial and senior management, the internal audit department and the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company’s independent accountants. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s code of ethical conduct. The primary responsibility for these matters also rests with the Company’s management.

II.	Composition of the Audit Committee

A. The Board shall designate the members of the Audit Committee at the Board’s annual organizational meeting and the members shall serve until the next such meeting or until their successors are designated by the Board.

B. The Audit Committee shall consist of at least three members, but no more than six members, who are free of any relationship, that in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members. No person shall qualify as a member at the Audit Committee if he accepts any consulting, advisory or other compensatory fee from, or is an affiliated person of, the Company or any subsidiary of the Company. Committee members shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Company’s securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market). A Company officer may be designated to attend Committee meetings, but will have no voting authority in an ex-officio capacity.

III.	Meetings of the Audit Committee

The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

IV.	Responsibilities of the Audit Committee

The Audit Committee shall have the responsibility with respect to:

A.	The Company’s Risks and Control Environment:

•

To discuss with the Company’s management, independent accountants and internal audit department the integrity of the Company’s financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

•

To oversee the administration at the Company’s Code of Ethics for Officers, Directors and Employees (the “Code of Ethics”), to investigate allegations of violations of the Code of Ethics and to consider and, if deemed appropriate, approve requests for waivers of the Code of Ethics;

•

To establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company and its subsidiaries of concerns regarding questionable accounting or auditing matters; and

•	To investigate any matter brought to its attention within the scope of its duties.

B.	The Company’s Independent Accountants:

•

To evaluate annually the effectiveness and objectivity of the Company’s independent accountants and be directly responsible for the appointment, compensation and oversight of the independent accountants;

•

To ensure that the Audit Committee receives annually from the Company’s independent accountants the information about all of the relationships between the independent accountants and the Company that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Company or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent accountants; and

•	To approve the fees and other compensation paid to the independent accountants.

C.	The Company’s Financial Reporting Process:

•	To oversee the Company’s selection of and major changes to its accounting policies;

•

To meet with the Company’s independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by generally accepted auditing standards to discuss with the Audit Committee, such as any significant changes to the Company’s accounting policies, the integrity of the Company’s financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

•	To discuss with the Company’s financial management and independent accountants the Company’s annual results and, when appropriate, the interim results before they are made public;

•

To review and discuss with the Company’s financial management and independent accountants the Company’s audited financial statements and, when appropriate, the Company’s interim financial statements, before they are made public;

•	Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies;

•	To keep minutes of all meetings; and

•	To issue for public disclosure by the Company the report required by the rules of the Securities and Exchange Commission.

D.	The Company’s Internal Audit Process:

•	To review, assess and approve the charter for the internal audit department;

•	To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department;

•

To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special projects; and

•	To oversee the activities, organizational structure and qualifications of the internal audit department.

•	Assess on an annual basis the performance of the internal auditor. In making this assessment, the Audit Committee shall refer to the Guidelines and Questions attached to this Charter as Exhibit A.

E.	Other Matters:

•	To review and reassess the adequacy of this Charter on an annual basis;

•	To review reports and any financial information submitted by the Company to a government body or the public;

•	To report to the Board the matters discussed at each meeting of the Audit Committee;

•	To keep an open line of communication with the financial and senior management, the internal audit department, the independent accountants and the Board;

•	Approve, in advance, all permissible non-audit services to be completed by the independent auditor;

•	To retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties; and

•

To review periodically a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board that the transactions are fair, reasonable and within Company policy and should be ratified and approved. “Related person” and “transaction” shall have the meanings given to such terms in Securities and Exchange Commission Regulation S-K, Item 404, as amended from time to time.

Appendix B

NOMINATING COMMITTEE CHARTER

OF THE

BOARD OF DIRECTORS OF MAYFLOWER BANCORP, INC.

I.	AUTHORITY AND COMPOSITION

The Nominating Committee is established pursuant to Article III, Section 15 of the Bylaws of Mayflower Bancorp, Inc. (the “Company”). Committee members shall be appointment annually by the Company’s Board of Directors (the “Board”) and may be replaced by the Board. The Committee may appoint a Secretary, who need not be a Director. A Committee Chairman may be appointed by the Board.

The Committee shall be comprised of at least three (3) members, each of whom shall meet the independence requirements of NASD Rule 4350(c)(4) and NASD Rule 4200(a)(15) and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee’s duties and responsibilities.

II.	PURPOSE OF THE COMMITTEE

The Committee’s purpose is to select nominees for Directors of the Company and to address the Directors’ nominations process and related matters.

III.	RESPONSIBILITIES OF THE COMMITTEE

The following activities are set forth as a guide with the understanding that the Committee may diverge from this guide as it considers appropriate:

(a)	Identify potential candidates for nominations as Directors on an ongoing basis, in such manner as the Committee deems appropriate;

(b)	Consider any nominations of Director candidates validly made by stockholders of the Company in accordance with the policies of the Nominating Committee, applicable law, rule or regulation;

(c)	Recommend to the Board the number of Directors to be elected and a slate of nominees for election as Directors at the Company’s annual meeting of stockholders;

(d)	Recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Company’s stockholders;

(e)	Recommend to the Board standards for determining Director independence consistent with the requirements of the NASD Rules and other legal or regulatory corporate governance requirements and review and assess these standards on a periodic ongoing basis;

(f)	Review the qualifications and independence of the members of the Board and its various committees on a regular periodic basis and make recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board and its committees; and

(g)	Establish policies, if deemed appropriate by the Committee, with regard to the consideration of Director candidates recommended by stockholders and criteria for director nominees.

B-1

With respect to the responsibilities listed above, the Committee shall:

(a)	Report at least annually to the Board on its activities;

(b)	Maintain minutes of its meetings and records relating to those meetings and the Committee’s activities;

(c)	Have the sole authority to retain and terminate any search firm to be used to identify Director candidates and to approve the search firm’s fees and other retention terms;

(d)	Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

(e)	Annually review the Committee’s own performance.

IV.	GENERAL

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

(a)	One or more officers and employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

(b)	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

(c)	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

B-2

Appendix C

MAYFLOWER BANCORP, INC.

2010 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Mayflower Bancorp, Inc. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Mayflower Bancorp, Inc., or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 156,475.

5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 156,475, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 104,317.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 25,000 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Mayflower Bancorp, Inc. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Mayflower Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the plan shall be borne by the company and its affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Massachusetts.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY

MAYFLOWER BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 24, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Mayflower Bancorp, Inc. with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of Mayflower Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts on Tuesday, August 24, 2010 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MAYFLOWER BANCORP, INC.

August 24, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.mayflowerbank.com/2010AnnualMeetingMaterials/

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided as soon as possible.

i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED AND “FOR” THE OTHER PROPOSALS LISTED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as directors of all nominees listed below (except as marked to the contrary below).				THIS PROXY, REVOKING PREVIOUS PROXIES, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES AND THE OTHER PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
NOMINEES FOR THREE-YEAR TERMS:
☐	FOR ALL NOMINEES	¡	E. Bradford Buttner
☐	WITHHOLD AUTHORITY	¡	Diane A. Maddigan
FOR ALL NOMINEES		¡	Edward J. Medeiros
		¡	David R. Smith
☐	FOR ALL EXCEPT
(See instructions below)
INSTRUCTION: To withhold your vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2. Approval of the Mayflower Bancorp, Inc. 2010 Equity Incentive Plan.
FOR AGAINST ABSTAIN ☐ ☐ ☐

3. The ratification of Parent, McLaughlin & Nangle as the independent registered public accounting firm for the fiscal year ending April 30, 2011.
FOR AGAINST ABSTAIN ☐ ☐ ☐

To change the address on your account, please check the box at

right and indicate your new address in the address space above.                ☐

Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.